17 Wolfcamp: Success Attracts More Capital 2016E: $475MM - $505MM total Company capital program 1H'2016 2H'2016E Eagle Ford Wolfcamp Altamont Haynesville/Other +50% more capital in 2H’16E Wolfcamp $226 MM $249 - $279 MM

22 2016 Outlook 2016 Outlook Oil production (MBbls/d) 45 – 47 Total production (MBoe/d) 83 – 86 Capital program ($MM) $475 – $505 Well completions 85 – 95 Adjusted cash operating costs (per Boe) $10.45 – $10.85 Transportation cost (per Boe) $3.55 – $3.70 DD&A (per Boe) $13.00 – $14.00

EP ENERGY

Barclays CEO Energy-Power Conference



Brent Smolik

Chairman, President and Chief Executive Officer
EP Energy Corporation

September 8, 2016

Cautionary Statement Regarding Forward-Looking Statements

This presentation includes certain forward-looking statements and projections of EP Energy. EP Energy has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed, including, without limitation, the volatility of and current sustained low oil, natural gas, and NGL prices; the supply and demand for oil, natural gas and NGLs; changes in commodity prices and basis differentials for oil and natural gas; EP Energy's ability to meet production volume targets; the uncertainty of estimating proved reserves and unproved resources; the future level of service and capital costs; the availability and cost of financing to fund future exploration and production operations; the success of drilling programs with regard to proved undeveloped reserves and unproved resources; EP Energy's ability to comply with the covenants in various financing documents; EP Energy's ability to obtain necessary governmental approvals for proposed E&P projects and to successfully construct and operate such projects; actions by the credit rating agencies; credit and performance risks of EP Energy's lenders, trading counterparties, customers, vendors, suppliers, and third party operators; general economic and weather conditions in geographic regions or markets served by EP Energy, or where operations of EP Energy are located, including the risk of a global recession and negative impact on oil and natural gas demand; the uncertainties associated with governmental regulation, including any potential changes in federal and state tax laws and regulation; competition; and other factors described in EP Energy's Securities and Exchange Commission filings. While EP Energy makes these statements and projections in good faith, neither EP Energy nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. EP Energy assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by EP Energy, whether as a result of new information, future events, or otherwise.

This presentation presents certain production and reserves-related information on an "equivalency" basis. Equivalent volumes are computed with natural gas converted to barrels at a ratio of six Mcf to one Bbl. These conversions are based on energy equivalency conversion methods primarily applicable at the burner tip and do not represent value equivalencies at the wellhead. Although these conversion factors are industry accepted norms, they are not reflective of price or market value differentials between product types.

This presentation refers to certain non-GAAP financial measures such as “Adjusted Cash Operating Costs” and “Net Debt”. Definitions of these measures and reconciliation between U.S. GAAP and non-GAAP financial measures are included in the Second Quarter 2016 Financial and Operational Reporting Package at epenergy.com.

EP Energy Corporation

Overview

- Improving execution in all asset areas while reducing capital and operating costs
- 84.5 MBoe/d net production[1]
- ~450,000 total net acres[2]
- ~512 MMBoe proved reserves[2]
- 5,519 risked drilling locations[2]
  - 74% economic below $40/Bbl

2016 Key Initiatives

- Further enhance asset performance and returns
- Continue to improve low-cost, efficient operations
- Reduce debt
- Maintain financial flexibility and liquidity



EAGLE FORD
Net Acres: ~94,000
2Q'16 Net Production (MBoe/d): 45.0
Gross Drilling Locations: 973
Frio
Zavala
Dimmit
La Salle
TX
WOLFCAMP
Net Acres: ~178,000
2Q'16 Net Production (MBoe/d): 17.6
Gross Drilling Locations: 3,264
Reagan
Irion
Crockett
ALTAMONT
Net Acres: ~181,000
2Q'16 Net Production (MBoe/d): 15.5
Gross Drilling Locations: 1,282
Duchesne
UT
Uintah
EP Energy Acreage

[1] 2Q 2016 net production volumes.

[2] As of 12/31/15 excluding Haynesville Shale asset, sale closed on May 3, 2016.

Successfully Adding Value

Increasing Asset Value

- Improved well performance and increased efficiencies
- Significantly reduced well cost and LOE
- Transformational changes in Wolfcamp program
- Improved realized pricing, relative to WTI
- Lower break-even prices

Adding Financial Flexibility

- Reduced net debt by ~$900MM since YE'15
- Increased oil and natural gas hedges
- Haynesville divestiture
- Amended and extended term loans
- No significant debt maturities for nearly 3 years

Building value while positioning for future opportunities

Maintaining Low Operating Cost



Average $/Boe LOE (2Q'15 – 2Q'16)¹
Peer Group
$5.01
$5.08
$5.14
$5.66
$5.72
$6.09
$6.10
$6.34
$6.44
$6.61
Peer A
Peer B
EPE
Peer C
Peer D
Peer E
Peer F
Peer G
Peer H
Peer I



Adjusted Cash Operating Costs ($MM)
EP Energy Corporation
$102
$56
$46
$89
$45
$44
$87
$42
$45
$79
$38
$41
$78
$40
$38
2Q'15
3Q'15
4Q'15
1Q'16
2Q'16
LOE
Other

Efficient business with favorable cost trends

Note: EPE excludes impact of the sale of the Haynesville Shale asset which closed on May 3, 2016

[1] Average LOE based on quarterly weighted average lease operating expenses for the period 2Q'15 through 2Q'16 as reported by peer companies; AREX, CRZO, CXO, EOG, FANG, LPI, PXD, MTDR and RSPP .

Type Well Economics


Eagle Ford
Well Cost: ~ $4.2MM
Lateral Length: 5,700 ft
Break-even Price: ~$35 per Bbl
BTAX IRR
75%
60%
45%
30%
15%
0%
$40.00
$50.00
$60.00
NYMEX WTI


Wolfcamp
Well Cost: ~ $4.0MM
Lateral Length: 7,500 ft
Break-even Price: ~$32 per Bbl
BTAX IRR
45%
30%
15%
0%
$40.00
$50.00
$60.00
NYMEX WTI


Altamont
Well Cost: ~ $4.3MM
Vertical Depth: ~13,000 ft
Break-even Price: ~$33 per Bbl
BTAX IRR
45%
30%
15%
0%
$40.00
$50.00
$60.00
NYMEX WTI

Note: Break-even oil price (WTI) required to generate a 10 percent pre-tax IRR using latest well costs and Eagle Ford, Wolfcamp, and Altamont type curves, and a $2.50 per MMBtu (Henry Hub) natural gas price for 5 to 10 year activity period.

Premium Future Drilling Inventory


Drilling locations by break-even prices
< $40
$40 - $50
$50 - $60
> $60
3,264
230
347
2,687
973
72
148
753
1,282
90
239
295
658
Wolfcamp
Eagle Ford
Altamont

4,000+ locations economic below $40/Bbl

Eagle Ford: Continuous Improvement

- Continuing to reduce costs and increase operational efficiencies
  - <$5.00 LOE per Boe
- Improved realized pricing relative to WTI
- ~$35 break-even oil price[1]
- DUC inventory provides flexibility in 2H'16
- Base production optimization
- Advancing completion and reservoir modeling



Gross Well Cost[2]
($MM)
49%
$8.3
$7.4
$7.2
$5.8
$4.2
2012
2013
2014
2015
2016E



Total Well Cost per Foot[2]
($/ft.)
50%
$569
$498
$489
$379
$286
2012
2013
2014
2015
2016E



Rig Days
(Spud to Rig Release)
43%
14
12
10
9
8
2012
2013
2014
2015
2016E

[1] Break-even oil price (WTI) required to generate a 10 percent pre-tax IRR using latest well costs and Eagle Ford type curve and a $2.50 per MMBtu (Henry Hub) natural gas price for 5 to 10 year activity period.
[2] Includes drilling, completing and well site facilities.

Altamont:
Long-term Asset With Improved Results

- Enhanced well economics with on-going drilling partnership
- ~$33 break-even oil price[1]
- Continued cost reductions and operational efficiencies
- Base production improvements
- Strong recompletion results drive increased activity
- Improved oil marketing contracts



Gross Well Cost[2]
($MM)
29%
$5.9
$5.4
$5.2
$4.1
$4.2[3]
2012
2013
2014
2015
2016E



Total Well Cost per Foot[2]
($/ft.)
32%
$472
$441
$425
$344
$322[3]
2012
2013
2014
2015
2016E



Rig Days
(Spud to Rig Release)
13%
31
24
21
13
27[3]
2012
2013
2014
2015
2016E

[1] *Break-even oil price (WTI) required to generate a 10 percent pre-tax IRR using latest well costs and Altamont type curve, and a $2.50 per MMBtu (Henry Hub) natural gas price for 5 to 10 year activity period.*
[2] *Includes drilling, completing and well site facilities.*
[3] *2016E Altamont well depths are greater than previous period averages.*

Wolfcamp: Increasing Capital Allocation


STOOIP (MMBO)
Per Section
120+
105
90
75
REAGAN
IRION
CROCKETT
0 2 4 6 8 10miles





- High oil-in-place area of basin
- Large contiguous acreage
- Single royalty owner

- Multiple landing zones A, B and C benches
- ~900' total pay-zone

- Contiguous block supports efficient low-cost operations
- Large-scale, shared facilities

3,264 future drilling locations

Wolfcamp: Enhancing Asset Value

- Advancing technical understanding
  - Refining landing zone targets
  - Continued completion optimization
  - Dynamic earth model progression
- Top tier operational execution, capital and operating costs
- Current well performance enhancements
  - Testing longer laterals
  - Modifying fluid designs
  - Expanding development into Reagan County
- Completed UL development amendment
- Improved economics
  - ~$32/Bbl break-even price[1]
  - 38% BTAX IRR at $55/Bbl
- Program returns competitive with Northern Midland Basin

Ability to invest long-term, through cycles

[1] Break-even oil price (WTI) required to generate a 10 percent pre-tax IRR using latest well cost, current 600 MBoe type curve and a $2.50 per MMBtu natural gas price for 5 to 10 year activity period.

Wolfcamp: Advancing Technical Understanding


Earth Model
Spraberry Organics
Wolfcamp A/B/C


Relative Rock Strength
STOOIP
Mechanical Properties
Lithology
Shales
Limestones


3D Seismic
South
North
WFMP
WFMPB
Sag, due to deep karst.
WFMPC
WFMPD

- Define sub-surface using the Earth Model
  - Reservoir and petrophysical properties
  - Mechanical properties
  - 3D seismic
- Define optimal landing zone
  - Highest oil in place
  - Competent rock to maintain wellbore stability
  - Avoidance of drilling and completion hazards
- Efficiently geosteer lateral in +/- 10 foot target window
- Finalize completion design using "as drilled" data


Completion Planner
EP Energy
Measured Depth View
A 1.5 target
RES
RHOB
PHIT
YMS
SHMIN
BRIT
SWT
GR

Wolfcamp: Continuous Costs and Execution Improvement



Gross Well Cost ($MM)
27%
$6.2
$5.3
$4.5
FY'14
FY'15
2016E 1



Gross Well Cost Per Foot $/ft.2
27%
$407
$357
$296
FY'14
FY'15
2016E 1



Unit LOE $/BOE
22%
$7.71
$6.31
$5.98
FY'14
FY'15
2016E 1



Drilling Days Spud to Rig Release
43%
11.0
8.1
6.3
FY'14
FY'15
2016E1

[1] *Based on estimated 2016 activities.*
[2] *Based on total measured well depth.*

Wolfcamp: Ongoing Completion Optimization



Oil Rate, BOPD
540
478
456
380
387
313
343
270
312
240
275
221
188
166
150
IP30
IP60
IP90
IP120
IP 150
Generation 1
Generation 2
Generation 3



Proppant Loading (lb/lat-ft)
1281
1620
2018
Generation 1
Generation 2
Generation 3



Stage Spacing (ft)
246
216
180
Generation 1
Generation 2
Generation 3



Fluid Volumes (bbl/ft)
26
29
34
Generation 1
Generation 2
Generation 3

Performance improvements driven by proppant loading, fluid design and decreased stage spacing

Wolfcamp: Continued Performance Improvement



70
60
50
40
30
20
10
0
Cumulative Production, MBO
0
50
100
150
200
250
300
350
Normalized Time, Days
20%
Generation 1
Generation 2
Generation 3
600 MBOE

Wolfcamp: Improved Program Returns


46% higher returns at $55 WTI
40%
30%
20%
10%
0%
BTAX IRR
Well costs down 5%
LOE down 3%
Sliding scale royalty framework (≤ $50 – 12.5%; ≤ $60 – 18.75%; ≤ $80 – 25%; > $80 – 28%)
~$7 lower break-even oil price¹
$30.00
$35.00
$40.00
$45.00
$50.00
$55.00
$60.00
NYMEX WTI
Wolfcamp - Previous
Wolfcamp - Current

Note: Based on 600 MBoe EUR type curve.

[1] Break-even oil price (WTI) required to generate a 10 percent pre-tax IRR using latest well cost, Wolfcamp type curve and $2.50 per MMBtu natural gas price for 5 to 10 year planning period.

Wolfcamp: Success Attracts More Capital

2016E: $475MM - $505MM total Company capital program


$226 MM
$249 - $279 MM
Wolfcamp
+50% more
capital in 2H'16E
1H'2016
2H'2016E
Eagle Ford
Wolfcamp
Altamont
Haynesville/Other

Industry Leading Hedge Program

Hedge Summary	2016	2017
Oil volumes (MMBbls)	7.8	12.8
Average floor price ($/Bbl)	$ 80.67	$ 62.34
Natural Gas volumes (TBtu)	11.3	-
Average floor price ($/MMBtu)	$ 3.39	-

- Remaining 2016 positions:
  - ~100%[1] estimated oil swapped at $80.67
  - ~60%[1] 2016 estimated natural gas swapped at $3.39
- 2017: ~75%[1] estimated oil floored at $62.34 (retain additional upside)
  - 4 MMBbls of $66 swaps
  - 8.8 MMBbls of $46 x $61 x $70 three ways
- $157MM realized from settlements of financial derivatives in 2Q'16
- 0.4 MMBbls remain on 2016 contracts that "locked-in" hedge gains[2]
- MTM of hedge book ~$340MM at 6/30/16[3]

Note: Hedge positions are as of June 30, 2016 (Contract months: July 2016 – Forward). For further details on the Company's derivative program, see EP Energy Corporation's Form 10-Q for the quarter ended June 30, 2016.

[1] Percent hedged based on midpoint of updated 2016 guidance, as of August 3.

[2] These positions are not included in the table above.

[3] Includes value from offsetting contracts executed in 2016.

A Compelling Value Opportunity

- Significant inventory of high-quality drilling locations
- Strong operational execution
- Low cost structure and solid margins
- Improving financial position
- Managing through uncertain markets
- Levered to commodity price improvements

Focused on enhancing asset value

EP ENERGY

Barclays CEO Energy-Power Conference

Brent Smolik

Chairman, President and Chief Executive Officer
EP Energy Corporation

September 8, 2016



Appendix

2016 Outlook

2016 Outlook		
Oil production (MBbls/d)		45 – 47
Total production (MBoe/d)		83 – 86
Capital program ($MM)		$475 – $505
Well completions		85 – 95
Adjusted cash operating costs (per Boe)		$10.45 – $10.85
Transportation cost (per Boe)		$3.55 – $3.70
DD&A (per Boe)		$13.00 – $14.00

Type Well Economics

5 - 10 Year Activity Focus	Eagle Ford	Wolfcamp	Altamont
Lateral Length (feet)	5,700	7,500	NA
Well Spacing (acres)	40-60	140	80-160
Distance between wells (feet)	330-500	770	
IP 30 (Boe/d)	1,108	700	528
Gross EUR (MBoe)	548	600	539
% Liquids	79%	73%	76%
Gross Well Costs ($MM)	$4.2	$4.0	$4.3
Net F&D Costs ($/Boe)	$10.05	$8.82	$10.79
Average WI %	83%	100%	72%
Average NRI %[1]	62%	75%	60%
Pre-Tax IRR[2]	40%	30%	28%
Breakeven Pricing ($/Bbl)[3]	$35.50	$31.75	$33.25

[1] Wolfcamp N.R.I. does not include royalty relief according to the sliding scale agreement; whereas economics do include royalty relief.
[2] Assumes $50 per Bbl (WTI) oil and $2.50 per MMBtu (HH).
[3] Break-even oil price (WTI) required to generate a 10 percent pre-tax IRR using latest well costs and Eagle Ford, Wolfcamp, and Altamont type curves, and a $2.50 per MMBtu (Henry Hub) natural gas price for 5 to 10 year activity period.

Maintaining Financial Flexibility

- ~$750 million of liquidity at 6/30/16
- Net debt $3.9 billion at 6/30/16 compared with $4.8 billion at 12/31/15
- Completed RBL redetermination and covenant amendment in May
- Successful term loan maturity extension
  - Exchanged existing term loans and extended maturity to 2021
  - Eliminated RBL springing maturity



Maturity Profile ($MM)
RBL facility
$2,000
$1,500
$1,000
$500
$0
$740
$918
$1,596
$21
$582
$250
$551
2016
2017
2018
2019
2020
2021
2022
2023

Note: Maturity profile chart above includes debt obligations as of June 30, 2016 in addition to the new term loan maturity in 2021 and remaining obligations on existing term loans